EXHIBIT 10.20
INTRUST Bank/Renters Choice

             SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

         THIS SECOND AMENDMENT is executed this 30 day of April, 1996, by and between RENTERS CHOICE, INC. ("Borrower"), and INTRUST BANK, N.A. ("Bank") and amends that certain Amended and Restated Loan Agreement dated April 13, 1995, as amended by that certain First Amendment to Amended and Restated Loan Agreement dated October 19, 1995. (The Amended and Restated Loan Agreement, as amended by the First Amendment and as amended herein, are hereinafter referred to as the "Loan Agreement".)

         1. Section 1.5 is hereby amended and restated in its entirety as follows:

                  Section 1.5. TERM GUIDANCE FACILITY. Bank hereby extends its commitment to lend to Borrower an amount not to exceed a total principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000) (the "Term Guidance Facility") from the date hereof until April 30, 1997. Each advance under this commitment will be evidenced by a promissory note or promissory notes, substantially in the form of the promissory note attached to the Amended and Restated Loan Agreement as Appendix II (the "Term Guidance Note", or if more than one, the "Term Guidance Notes.")

         2. Section 1.6 is hereby amended and restated in its entirety as follows:

                  The Term Guidance Notes shall be repaid, together with interest, in accordance with the terms of this Agreement and the Term Guidance Notes. Each of the Term Guidance Notes shall be amortized into equal monthly installments over a period of five (5) years and shall bear interest at the Index rate, adjusted the first Business Day of each month. Interest shall be calculated from the date of each advance until such advance has been repaid in full. Borrower may make prepayments of principal and interest at any time and from time to time without penalty.

         3.       Section 4.2 is hereby deleted.

         4. The first sentence of Section 4.8.a. is hereby amended and restated in its entirety as follows:

                  Borrower shall maintain a minimum tangible net worth of $50,000,000.

         5. The Loan Documents remain in full force and effect, and Borrower hereby ratifies and affirms the terms and conditions set forth therein.

         6. Borrower acknowledges, recognizes, covenants and agrees that as of the date of this Second Amendment, neither the Facility nor the Term Guidance Facility is subject to any claim, counterclaim, demand, cause of action or right of offset of any kind, that the Facility and the Term Guidance Notes will be repaid and prepaid, together with interest, in accordance with the Loan Agreement and the other Loan Documents.

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         7.       Borrower further represents and warrants that as of the date of the execution and delivery of this Second Amendment by Borrower, Borrower is not in default under any of the terms and obligations of the Loan Documents or under any of its other obligations to Lender.

THIS SECOND AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED IN CONNECTION HEREWITH AND THEREWITH ARE THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN LENDER AND BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN US. LENDER ____________ AND BORROWER J.E. TALLEY HEREBY ACKNOWLEDGE AND AFFIRM THAT NO SUCH UNWRITTEN, ORAL AGREEMENTS EXIST. EACH PARTY HERETO ACKNOWLEDGES THAT SUFFICIENT SPACE HAS BEEN PROVIDED HEREIN, AND IN THE OTHER LOAN DOCUMENTS, FOR THE PLACEMENT OF NONSTANDARD TERMS.

         8. Except as expressly set forth herein, the terms of the Loan Agreement remain the same.

         DATED as if the date and year first written above.

                                             BORROWER:

                                             RENTERS CHOICE, INC.

                                              By /s/ J. ERNEST TALLEY
                                                     J. Ernest Talley,
                                                     Chairman of the Board
APPROVED:

INTRUST Bank, N.A.

By /S/ W. RANDALL SUMMERS
       W. Randall Summers, Vice President

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